SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 9, 2010

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	0-13078	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

CAPITAL GOLD COPROPORATION (“CAPITAL GOLD” OR THE “COMPANY”) AND NAYARIT GOLD, INC. (“NAYARIT”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF CAPITAL GOLD AND NAYARIT REGARDING, AMONG OTHER THINGS, CAPITAL GOLD’S PROPOSED BUSINESS COMBINATION DISCUSSED HEREIN AND THE BUSINESS OF NAYARIT AND ITS SUBSIDIARIES, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) CAPITAL GOLD’S ABILITY TO COMPLETE THE TRANSACTION; AND (2) OTHER RISKS REFERENCED FROM TIME TO TIME IN CAPITAL GOLD’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NEITHER CAPITAL GOLD NOR NAYARIT ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

THE COMPANY HAS FILED A PRELIMINARY PROXY STATEM,ENT/PROSPECTUS WITH THE SEC AND WILL FILE A DEFINITIVE PROXY STATEMENT/PROSPECTUS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. SECURITYHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORT ON FORM 8-K FILED BY THE COMPANY WITH THE SEC ON FEBRUARY 11, 2010 (TOGETHER WITH THIS REPORT, THE “CURRENT REPORTS”) AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 31, 2009 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION.

THE COMPANY EXPECTS TO COMMENCE MAILING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS ON JUNE 10, 2010 TO THE COMPANY’S STOCKHOLDERS AS OF MAY 5, 2010, THE RECORD DATE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. STOCKHOLDERS AND OTHERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE COMPANY IN WRITING AT 823 ELEVENTH AVENUE, NEW YORK, NY 10019, OR BY TELEPHONE AT (212) 956-5803. FREE COPIES OF THESE DOCUMENTS CAN ALSO BE OBTAINED, WHEN AVAILABLE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

CAPITAL GOLD HAS HELD AND INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SECURITYHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING CAPITAL GOLD’S SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION, AS DESCRIBED IN THIS CURRENT REPORT AND THE REGISTRATION STATEMENT. THIS CURRENT REPORT AND THE REGISTRATION STATEMENT WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CAPITAL GOLD, NAYARIT AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF CAPITAL GOLD’S STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. INFORMATION ABOUT CAPITAL GOLD’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS.

THE INFORMATION ON NEITHER CAPITAL GOLD’S NOR NAYARIT’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS CAPITAL GOLD MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 8.01	Other Events

On June 9, 2010, Capital Gold Corporation, a Delaware corporation (“Capital”), announced (the Announcement”) that the Special Meeting of the Stockholders will be held on July 2, 2010 at 10:00 a.m. at Bayards, One Hanover Square, New York City, New York, 10004, local time. The full meeting agendas are detailed in the proxy statement/prospectus which will be mailed to all stockholders of record as of the close of business on May 3, 2010.

Capital also announced that the Registration Statement on Form S-4 filed by it relating to the Company’s proposed transaction with Nayarit, Inc., was declared effective by the Securities and Exchange Commission on Tuesday, June 8, 2010.

A copy of the Announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Announcement also summarizes certain financial results for the fiscal quarter ended April 30, 2010, which are set forth in Capital’s Form 10-Q for the fiscal quarter ended April 30, 2010, which was filed with the Securities and Exchange Commission on Wednesday, June 9, 2010.

The information furnished under this Item, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of United, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
99.1	Press release dated June 9, 2010

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

 /s/ Christopher Chipman
Name: Christopher Chipman
Title: Chief Financial Officer

Dated: June 9, 2010